SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                    _________________________

                            FORM 8-K

                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  February 5, 1998


                        AlliedSignal Inc.
------------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


      Delaware                      1-8974                   22-2640650
   --------------                ------------              --------------
  (State or other                (Commission             (I.R.S. Employer
  jurisdiction of                File Number)           Identification No.)
  incorporation)


          101 Columbia Road
           P.O. Box 4000
       Morristown, New Jersey                               07962-2497
  ----------------------------------------                 ------------
  (Address of principal executive offices)                  (Zip Code)


  Registrant's telephone number, including area code:  (973) 455-2000

Item 5.   Other Events.
          -------------

     On February 5, 1998, AlliedSignal Inc. (the "Company") and
J.P. Morgan Securities Inc., Goldman, Sachs & Co., and Merrill
Lynch, Pierce, Fenner & Smith Incorporated executed and delivered an Underwriting Agreement with respect to the offer and sale of the Company's 5-3/4% Dealer remarketable securities SM ("Drs."
SM) Due March 15, 2011.  The transaction closed on February 10, 1998.


 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)               EXHIBITS:

                  The exhibits listed below relate to the
Registration Statement (No. 33-64245) on Form S-3 of the
Registrant and are filed herewith for incorporation by reference in such Registration Statement.

Exhibit No.                   Description of Exhibit
-----------                   ----------------------

1                             Underwriting Agreement dated
                              February 5, 1998 between the Registrant
                              and J.P. Morgan Securities Inc., Goldman
                              Sachs & Co. and Merrill Lynch, Pierce,
                              Fenner & Smith Incorporated.


4.1                           Form of 5-3/4% Dealer remarketable
                              securities Due March 15, 2001 of the
                              Registrant.

4.2                           Remarketing Agreement dated as
                              of February 10, 1998 between the
                              Registrant and J.P. Morgan Securities
                              Inc., as remarketing dealer.



 --------------------

SM - "Dealer remarketable securities" and "Drs." are service marks of J.P. Morgan Securities Inc.

                           SIGNATURES
                           ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AlliedSignal Inc.
                                   (Registrant)



Date:  February 9, 1998            By:   /s/ Richard F. Wallman
                                   -----------------------------
                                   Richard F. Wallman
                                   Senior Vice President and
                                   Chief Financial Officer